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                                   EXHIBIT (j)

                      Consent of PricewaterhouseCoopers LLP
                               September 22, 2003

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                                                                  Exhibit 99.(j)

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form N-1A of our report dated September 22, 2003, relating to the financial statement of The Weitz Funds - Weitz Balanced Fund (the "Fund"), which appears in such Registration Statement. We also consent to the references to us under the headings "Fund Auditor" and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York
September 22, 2003